UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

(Rule 14a)

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Keen Vision Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Keen Vision Acquisition Corporation (the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 5, 2026 (the “Definitive Proxy Statement”), for the Annual General Meeting of Shareholders scheduled on January 22, 2026, in order to correct an inadvertent clerical error in the Definitive Proxy Statement regarding the proposed quarterly extension fee, which shall be $120,000 for each three-month extension for all remaining public shares (the “Extension Payment”).

All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED JANUARY 6, 2026

(TO THE DEFINITIVE PROXY STATEMENT OF KEEN VISION ACQUISITION CORPORATION DATED JANUARY 5, 2026)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on January 5, 2026. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The Proposal 3 on the cover page of the Notice of Annual General Meeting of Shareholders is hereby amended and restated as follows:

1. a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023, as amended on October 25, 2024 and July 23, 2025, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “Trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to two additional times, each by a period of three months (the “Extension”), from January 27, 2026 to July 27, 2026 by depositing into the Trust Account an aggregate amount of $120,000 for each three-month extension for all remaining public shares (the “Extension Payment”). The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

The Proposal 3 on the cover page of the Proxy Statement is hereby amended and restated as follows:

1. a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023, as amended on October 25, 2024 and July 23, 2025, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “Trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to two additional times, each by a period of three months (the “Extension”), from January 27, 2026 to July 27, 2026 by depositing into the Trust Account an aggregate amount of $120,000 for each three-month extension for all remaining public shares (the “Extension Payment”). The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

The second Q&A on page 1 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

•   a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (the “Proposal 1” or the “Election of Directors Proposal”);

•   a proposal to ratify the appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Proposal 2” or the “Auditor Appointment Ratification Proposal”);

•   a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023, as amended on October 25, 2024 and July 23, 2025, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “Trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to two additional times, each by a period of three months (the “Extension”), from January 27, 2026 to July 27, 2026 by depositing into the Trust Account $120,000 for each of three-month extension for all remaining public shares (the “Extension Payment”). The Trust Amendment is attached hereto as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

•   a proposal to amend the Company’s third amended and restated memorandum and articles of association as adopted by resolution of shareholder passed on July 22, 2025 and filed on July 24, 2025 (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to July 27, 2026 (the “Extended Date”), by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto (the “Proposal 4” or “Charter Amendment Proposal”); and

•   a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Trust Amendment Proposal (the “Proposal 5” or the “Adjournment Proposal”).

The sixth paragraph on page Annex A-1 is hereby amended and restated as follows:

“WHEREAS, as described Registration Statement and in its Amended and Restated Memorandum and Articles of Association, the Company’s ability to complete a business combination may be extended two times for an additional three months each time from January 27, 2026 to July 27, 2026, subject to the payment into the Trust Account by the Sponsor (or its designees or affiliates) of $120,000 for each three-month extension for all remaining public shares (the “Extension Payment”), and which Extension Payments, if any, shall be added to the Trust Account.”

Trust Amendment Proposal on the proxy card is hereby amended and restated as follows:

PROPOSAL 3: Trust Amendment Proposal.

As an resolution of members, to amend the Company’s investment management trust agreement, dated July 24, 2023 entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to two additional times, each by a period of three months, from January 27, 2026 to July 27, 2026 by depositing into the Trust Account $120,000 for each three-month extension for all remaining public shares (the “Extension Payment”). The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

******

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET January 21, 2026. In addition, shareholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Continental Stock Transfer & Trust Company. Email: cstmail@continentalstock.com. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Annual General Meeting by: delivering to Advantage Proxy, Inc. by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; voting again online; or voting at the Annual General Meeting while the polls are open (note that attendance at the Annual General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Annual General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated January 6, 2026

PROXY CARD

KEEN VISION ACQUISITION CORPORATION

37 Greenbriar Drive

Summit, New Jersey 07901

(203) 609-1394

ANNUAL MEETING OF SHAREHOLDERS

JANUARY 22, 2026

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 5, 2026, in connection with the Annual General Meeting and at any adjournments thereof (the “Annual General Meeting”) to be held at 10:00 am Eastern Time on January 22, 2026 in Hong Kong and hereby appoints WONG, Kenneth Ka Chun and DAVIDKHANIAN, Alex, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Keen Vision Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” PROPOSAL 1 AND “FOR” PROPOSAL 2, 3, 4 and 5.

PROPOSAL 1: Election of Directors

As a resolution of members, to approve the appointment of five (5) members to the Board of Directors.

NOMINEES:

WONG, Kenneth Ka Chun	DAVIDKHANIAN, Alex	DING, Yibing Peter	CHU, William	Professor YU, Albert Cheung-Hoi, Ph.D., J.P.
For All	Withhold All	For All Except
☐	☐	☐
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: Ratification of Appointment of Independent Auditor

As a resolution of members, to ratify the appointment of ADEPTUS PARTNERS, LLC as the Company’s independent registered public account firm for the 2025 fiscal year.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Trust Amendment Proposal.

As an resolution of members, to amend the Company’s investment management trust agreement, dated July 24, 2023 entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to two additional times, each by a period of three months, from January 27, 2026 to July 27, 2026 by depositing into the Trust Account $120,000 for each three-month extension for all remaining public shares (the “Extension Payment”). The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: Charter Amendment Proposal.

As a resolution of members, to amend the Company’s third amended and restated memorandum and articles of association as adopted by resolution of shareholder passed on July 22, 2025 and filed on July 24, 2025 (the “Amended and Restated Memorandum and Articles”), to extend the date by which the Company must consummate a business combination to July 27, 2026, by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Restated Memorandum and Articles”) in their entirety in place of the Company’s current Amended and Restated Memorandum and Articles), the form of which is set forth in Annex B of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 5: Adjournment Proposal

As a resolution of members, to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposals 1, 2, 3 and 4.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting            ☐ YES            ☐ NO

Signature of Shareholder:
Date:
Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.